Hit Discovery Divestiture (Tables)	9 Months Ended
Sep. 30, 2020
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Fair Value of Total Consideration to Be Received Used in Calculating Gain on Hit Discovery Divestiture

The fair value of the total consideration to be received used in calculating the gain on Hit Discovery divestiture is summarized as follows (in thousands):

Fair Value
Cash consideration:
Cash due at closing	$2,961
Installment Receivable	12,593
Non-cash consideration:
Equity Consideration	$10,000

Total fair value of consideration	$25,554

Carrying Value of Assets and Liabilities included in Sale to Integral Health

The carrying value of the assets and liabilities included in the sale to Valo Health are as follows (in thousands):

Carrying Amount
Assets:
Prepaid expenses and other current assets	$1,117
Property and equipment, net	2,398
Other assets	125

$3,640

Liabilities:
Accounts payable	$159
Deferred revenue	1,239

$1,398

Net assets sold	$2,242